                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)           May 30, 2003
                                                --------------------------------


                    Pennsylvania Real Estate Investment Trust
               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                        1-6300                  23-6216339
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)


The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania  19102
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (215) 875-0700
                                                    ----------------------------



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

EXPLANATORY NOTE: This Current Report on Form 8-K/A amends, in their entirety,
Item 2 and Item 7 of the Current Report on Form 8-K dated May 30, 2003 and filed with the SEC on June 16, 2003 by Pennsylvania Real Estate Investment Trust. This amendment is being filed to reflect the completion of the sale of two additional multifamily properties since the original Current Report on Form 8-K was filed.

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

         On May 30, 2003, Pennsylvania Real Estate Investment Trust (together with its subsidiaries and affiliated entities, "PREIT") completed the sale of 13 of its wholly-owned multifamily properties to MPM Acquisition Corp., an affiliate of Morgan Properties, Ltd. (together, "Morgan") for a total sale price of $314 million (approximately $151.5 million of which consisted of assumed indebtedness). The sale was completed pursuant to a purchase and sale agreement entered into by PREIT in March 2003 to sell all of the 19 properties and related assets in its portfolio of multifamily properties to Morgan for $420 million, which included the assumption of certain indebtedness by Morgan. The 19 properties in PREIT's multifamily portfolio (aggregating to a total of 7,242 apartment units), consisted of 15 properties that were wholly-owned by PREIT and four multifamily properties in which PREIT held a 50% joint venture interest. Prior to the closing on May 30, 2003, PREIT and Morgan amended the purchase and sale agreement to exclude from the transaction PREIT's interests in the four properties held in joint venture form, resulting in a reduction of approximately $24.85 million, inclusive of $13.4 million in indebtedness that was to be assumed, from the original sale price of $420 million.

         The original purchase and sale agreement was also amended to reflect
(1) the deferral of the closing of two of the wholly-owned multifamily properties, Emerald Point in Virginia Beach, Virginia and Regency Lakeside in Omaha, Nebraska, until on or before July 31, 2003 (unless further extended for 90 days by both parties) pending receipt of a required consent from Fannie Mae to Morgan's assumption of the loans secured by those properties and (2) the addition of a purchase price credit of $3 million for Morgan toward its closing costs upon the closing of the sale of all 15 of PREIT's wholly-owned multifamily properties. On July 25, 2003, PREIT completed the sale of the two remaining wholly-owned properties to Morgan for $81.4 million, inclusive of $33.8 million in assumed indebtedness and before giving effect to the $3 million purchase price credit. Morgan's cash deposit of approximately $3.1 million was returned to Morgan upon the closing of the two additional wholly-owned properties. The net cash proceeds to PREIT were $44.3 million.

         With respect to its four joint venture multifamily properties, PREIT has sold its 50% interest in the following two properties: (1) Cambridge Hall Apartments in West Chester, Pennsylvania; sold on May 1, 2003 to Tree Farm Road, L.P. (PREIT's joint venture partner) for $6.7 million, inclusive of $2.5 million in assumed indebtedness and (2) Countrywood Apartments in Tampa, Florida; sold on May 31, 2003 to Countrywood Apartments General Partnership (PREIT's joint venture partner) for $9.1 million, inclusive of $7.3 million in assumed indebtedness. PREIT has entered into agreements to sell its interests in the other two joint venture properties to its joint venture partners for an aggregate of approximately $8.6 million, inclusive of approximately $3.5 million of assumed indebtedness. Closing on these two sales is expected to occur no later than October 13, 2003.

         The purchase price for each of these transactions was determined by arm's length negotiations. PREIT has used a substantial portion of the net proceeds of the sales of its multifamily properties to pay off the amounts borrowed under its unsecured acquisition credit facility entered into in connection with PREIT's previously announced acquisition of six malls from affiliated companies of The Rouse Company.

         PREIT's sale of its multifamily portfolio to Morgan has been designed to meet the requirements of Section 1031 of the Internal Revenue Code for a tax-deferred exchange for certain of the retail properties acquired from The Rouse Company.

         Copies of the principal agreements relating to the transactions are attached hereto and incorporated by reference herein. The description contained herein of these agreements does not purport to be complete and is qualified in its entirety by reference to the provisions of these agreements.

         This report contains certain "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and other matters that are not historical facts. These forward-looking statements reflect PREIT's current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause future events, achievements or results to differ materially from those expressed by the forward-looking statements. In particular, PREIT may not be able to consummate the sale of its interests in the two remaining multifamily joint ventures on previously announced terms, favorable terms to PREIT, or at all, or if such transactions are consummated, PREIT's actual results may differ significantly from those expressed in any forward-looking statement. Certain factors that could cause PREIT not to consummate the transactions include, without limitation, the satisfaction of closing conditions applicable to the transactions (some of which are beyond PREIT's control), and other economic, business or competitive factors. In addition, PREIT's business is subject to uncertainties regarding the revenues, operating expenses, leasing activities, occupancy rates, and other competitive factors relating to PREIT's portfolio and changes in local market conditions as well as general economic, financial and political conditions, including the possibility of outbreak or escalation of war or terrorist attacks, any of which may cause future events, achievements or results to differ materially from those expressed by the forward-looking statements. PREIT does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements set forth in this report to reflect new information, future events or otherwise.

Item 7.      Financial Statements and Exhibits.
             ----------------------------------

         (b) Pro forma Financial Information:

            The following unaudited pro forma financial information is attached hereto:

            (i)   Pro Forma Balance Sheet of PREIT as of March 31, 2003.

            (ii) Pro Forma Statement of Income of PREIT for the Year Ended December 31, 2002.

            (iii) Pro Forma Statement of Income of PREIT for the Three Months
                  Ended March 31, 2003.

            (iv) Notes to Management's Assumptions to Unaudited Pro Forma Financial Information.

         (c)      Exhibits

           2.1+ Purchase and Sale Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp., dated as of March 3, 2003, filed as Exhibit 2.1 to PREIT's Current Report on Form 8-K dated March 3, 2003 and filed March 6, 2003, is incorporated herein by reference.

           2.2 First Amendment to Purchase and Sale Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp., dated as of March 3, 2003, filed as Exhibit 2.2 to PREIT's Current Report on Form 8-K dated March 3, 2003 and filed March 6, 2003, is incorporated herein by reference.

           2.3 Second Amendment to Purchase and Sale Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp., dated as of April 4, 2003 filed as Exhibit 2.1 to PREIT's Current Report on Form 8-K dated April 4, 2003 and filed April 10, 2003, is incorporated herein by reference.

           2.4+ Third Amendment to Purchase and Sale Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp., dated as of May 27, 2003 filed as Exhibit 2.4 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.5 Letter Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp, dated May 30, 2003 filed as Exhibit 2.5 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.6+ Purchase and Sale Agreement between Mid-Island Properties, Inc. and PREIT Associates, L.P. dated May 1, 2003 filed as
                  Exhibit 2.6 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.7 Assignment and Assumption of Purchase and Sale Agreement between Mid-Island Properties, Inc. and Tree Farm Road, L.P. dated May 1, 2003 filed as Exhibit 2.7 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.8 Partnership Assignment Agreement between PREIT Associates, L.P. and Tree Farm Road, L.P. dated May 1, 2003 filed as
                  Exhibit 2.8 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.9+ Purchase and Sale Agreement by and among Countrywood Apartments Limited Partnership, Countrywood Apartments General Partnership, PR Countrywood LLC and PREIT Associates, L.P. dated May 30, 2003 filed as Exhibit 2.9 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.10*+ Purchase and Sale Agreement by and among Norman Wolgin, Sidney
                  Wolgin, William Wolgin and PR Fox Run, L.P. dated as of June 30, 2003.

           2.11*+ Purchase and Sale Agreement by and among Norman Wolgin, Alfred
                  Frans Nijkerk, Alfred Frans Nijkerk as Trustee of Trust U/W Inge M.H. Nijkerk Von Der Laden and PR Will-O-Hill, L.P. dated as of July 2003.

           + Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules have been omitted, copies of which will be furnished to the SEC upon request.

           *      Filed herewith.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST



Date:  August 8, 2003                By:     Jonathan B. Weller
                                        ----------------------------------------
                                        Jonathan B. Weller
                                        President and Chief Operating Officer

                                  Exhibit Index


           2.1+ Purchase and Sale Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp., dated as of March 3, 2003, filed as Exhibit 2.1 to PREIT's Current Report on Form 8-K dated March 3, 2003 and filed March 6, 2003, is incorporated herein by reference.

           2.2 First Amendment to Purchase and Sale Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp., dated as of March 3, 2003, filed as Exhibit 2.2 to PREIT's Current Report on Form 8-K dated March 3, 2003 and filed March 6, 2003, is incorporated herein by reference.

           2.3 Second Amendment to Purchase and Sale Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp., dated as of April 4, 2003 filed as Exhibit 2.1 to PREIT's Current Report on Form 8-K dated April 4, 2003 and filed April 10, 2003, is incorporated herein by reference.

           2.4+ Third Amendment to Purchase and Sale Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp., dated as of May 27, 2003 filed as Exhibit 2.4 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.5 Letter Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp, dated May 30, 2003 filed as Exhibit 2.5 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.6+ Purchase and Sale Agreement between Mid-Island Properties, Inc. and PREIT Associates, L.P. dated May 1, 2003 filed as
                  Exhibit 2.6 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.7 Assignment and Assumption of Purchase and Sale Agreement between Mid-Island Properties, Inc. and Tree Farm Road, L.P. dated May 1, 2003 filed as Exhibit 2.7 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.8 Partnership Assignment Agreement between PREIT Associates, L.P. and Tree Farm Road, L.P. dated May 1, 2003 filed as
                  Exhibit 2.8 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.9+ Purchase and Sale Agreement by and among Countrywood Apartments Limited Partnership, Countrywood Apartments General Partnership, PR Countrywood LLC and PREIT Associates, L.P. dated May 30, 2003 filed as Exhibit 2.9 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.10*+ Purchase and Sale Agreement by and among Norman Wolgin, Sidney
                  Wolgin, William Wolgin and PR Fox Run, L.P. dated as of June 30, 2003.

           2.11*+ Purchase and Sale Agreement by and among Norman Wolgin, Alfred
                  Frans Nijkerk, Alfred Frans Nijkerk as Trustee of Trust U/W Inge M.H. Nijkerk Von Der Laden and PR Will-O-Hill, L.P. dated as of July 2003.

           + Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules have been omitted, copies of which will be furnished to the SEC upon request.

           *      Filed herewith.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
                           PRO FORMA BALANCE SHEET AND
                              STATEMENTS OF INCOME


            This pro forma information should be read in conjunction with the historical financial statements and notes of PREIT included in its annual report on Form 10-K for the year ended December 31, 2002 and its quarterly report filed on Form 10-Q for the three months ended March 31, 2003.

            The following unaudited pro forma information sets forth the pro forma balance sheet of PREIT as of March 31, 2003 and the pro forma statements of income for the year ended December 31, 2002 and the three months ended March 31, 2003 to give effect to the disposition of PREIT's multifamily properties as described above in Item 2.

            The following unaudited pro forma balance sheet presents information as if the dispositions had taken place on March 31, 2003. The following unaudited pro forma statement of income for the year ended December 31, 2002 presents information as if the dispositions had taken place on January 1, 2002. Pursuant to SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets," PREIT reflects the operating results of properties "held for sale" in discontinued operations. There is no pro forma impact from the dispositions in the income statement for the three months ended March 31, 2003 because the multifamily portfolio was classified as discontinued operations in that income statement.

            The pro forma financial information is unaudited and prepared for informational purposes only and is not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of the properties been consummated as of the dates noted in the prior paragraph.

                    Pennsylvania Real Estate Investment Trust
                             Pro Forma Balance Sheet
                              As of March 31, 2003

                                   (Unaudited)
                    (In thousands, except per share amounts)

                                                                                                 Company
                                                           Company         Multifamily          Pro Forma
                                                          Historical       Disposition   (A)   As Adjusted
                                                        ---------------   ---------------      -------------
Assets:
Investments in real estate, at cost:
Retail properties                                       $    426,428      $          -         $   426,428
Construction in progress                                      19,232                 -              19,232
Industrial properties                                          2,504                 -               2,504
                                                        ------------      ------------         -----------
Total investments in real estate                             448,164                 -             448,164
Less accumulated depreciation                                (44,036)                -             (44,036)
                                                        ------------      ------------         -----------
                                                             404,128                 -             404,128

Investments in and advances to partnerships and
 joint ventures, at equity                                    25,556             2,712              28,268
                                                        ------------      ------------         -----------
                                                             429,684             2,712             432,396
Other assets:
Assets held for sale                                         205,021          (205,021)                  -
Cash and cash equivalents                                      8,115           205,839             213,954
Rents and sundry receivables (net of allowance for
 doubtful accounts of $1,084)                                  9,829             1,350              11,179
Deferred costs and other assets, net                          46,598            (7,638)             38,960
                                                        ------------      ------------         -----------
                                                        $    699,247      $     (2,758)        $   696,489
                                                        ============      ============         ===========
Liabilities:
Mortgage notes payable                                  $    126,193      $          -         $   126,193
Bank loans payable                                           146,900                 -             146,900
Liabilities related to assets held for sale                  190,679          (190,679)                  -
Tenants' deposits and deferred rents                           1,633                 -               1,633
Accrued expenses and other liabilities                        16,172             4,525              20,697
                                                        ------------      ------------         -----------
Total liabilities                                            481,577          (186,154)            295,423
                                                        ------------      ------------         -----------
Minority interest                                             32,236                 -              32,236
                                                        ------------      ------------         -----------
Shareholders' equity:
  Shares of beneficial interest, $1 par; 100,000
    authorized; issued and outstanding 16,754 shares          16,754                 -              16,754
Capital contributed in excess of par                         218,158                 -             218,158
Deferred compensation                                         (3,579)                -              (3,579)
Accumulated other comprehensive loss                          (3,845)                -              (3,845)
Distributions in excess of net income                        (42,054)          183,396             141,342
                                                        ------------      ------------         -----------
Total shareholders' equity                                   185,434           183,396             368,830
                                                        ------------      ------------         -----------
                                                        $    699,247      $     (2,758)        $   696,489
                                                        ============      ============         ===========


          The accompanying notes are an integral part of the pro forma financial statements.

                    Pennsylvania Real Estate Investment Trust
                          Pro Forma Statement of Income
                      For the Year Ended December 31, 2002

                                   (Unaudited)
                    (In thousands, except per share amounts)

                                                                                                 Company Pro
                                                            Company          Multifamily          Forma As
                                                           Historical        Disposition          Adjusted
                                                          ------------      ------------   (A)   -----------
Revenues:
Real estate revenue
  Base rent                                               $    94,636       $  (48,614)           $   46,022
  Expense reimbursements                                       13,068             (109)               12,959
  Percentage rent                                               1,948                -                 1,948
  Lease termination revenue                                     1,034             (280)                  754
  Other real estate revenues                                    3,913           (2,255)                1,658
                                                          -----------       ----------            ----------
Total real estate revenues                                    114,599          (51,258)               63,341
Management company revenue                                     11,003                -                11,003
Interest and other income                                         711                -                   711
                                                          -----------       ----------            ----------
Total revenues                                                126,313          (51,258)               75,055
                                                          -----------       ----------            ----------

Expenses:
Property operating expenses                                    37,548          (21,283)               16,265
Depreciation and amortization                                  21,411           (8,442)               12,969
General and administrative expenses:
  Corporate payroll and benefits                               14,138                -                14,138
  Other general and administrative expenses                    10,609                -                10,609
                                                          -----------       ----------            ----------
Total general and administrative expenses                      24,747                -                24,747
Interest expense                                               28,000          (12,622)               15,378
                                                          -----------       ----------            ----------
Total expenses                                                111,706          (42,347)               69,359
                                                          -----------       ----------            ----------
                                                               14,607           (8,911)                5,696
Equity in income of partnerships and joint ventures             7,449           (1,064)                6,385
                                                          -----------       ----------            ----------
Income before minority interest and discontinued               22,056           (9,975)               12,081
operations
Minority interest in operating partnership                     (2,194)             992                (1,202)
                                                          -----------       ----------            ----------
Income from continuing operations                         $    19,862       $   (8,983)           $   10,879
                                                          ===========       ==========            ==========

Basic income from continuing operations per share         $      1.23                             $     0.67
                                                          ===========                             ==========
Diluted income from continuing operations per share       $      1.21                             $     0.66
                                                          ===========                             ==========
Weighted average number of shares outstanding:
  Basic                                                        16,162                                 16,162
                                                          ===========                             ==========
  Diluted                                                      16,388                                 16,388
                                                          ===========                             ==========

           The accompanying notes are an integral part of the pro forma financial statements.


                    Pennsylvania Real Estate Investment Trust
                          Pro Forma Statement of Income
                    For the Three Months Ended March 31, 2003

                                   (Unaudited)
                    (In thousands, except per share amounts)

                                                                                                    Company Pro
                                                              Company          Multifamily           Forma As
                                                             Historical        Disposition           Adjusted
                                                            ------------      ------------   (A)    -----------
     Revenues:
     Real estate revenue
       Base rent                                             $   11,924        $         -           $    11,924
       Expense reimbursements                                     3,902                  -                 3,902
       Percentage rent                                              273                  -                   273
       Lease termination revenue                                    259                  -                   259
       Other real estate revenue                                    334                  -                   334
                                                             ----------        -----------           -----------
     Total real estate revenue                                   16,692                  -                16,692
     Management company revenue                                   2,181                  -                 2,181
     Interest and other income                                      142                  -                   142
                                                             ----------        -----------           -----------
     Total revenues                                              19,015                  -                19,015
                                                             ----------        -----------           -----------
     Expenses:
     Property operating expenses                                  4,899                  -                 4,899
     Depreciation and amortization                                3,513                  -                 3,513
     General and administrative expenses:
       Corporate payroll and benefits                             3,636                  -                 3,636
       Other general and administrative expenses                  2,690                  -                 2,690
                                                             ----------        -----------           -----------
     Total general and administrative expenses                    6,326                  -                 6,326
     Interest expense                                             4,046                  -                 4,046
                                                             ----------        -----------           -----------
     Total expenses                                              18,784                  -                18,784
                                                             ----------        -----------           -----------
                                                                    231                  -                   231

     Equity in income of partnerships and joint ventures          1,593                  -                 1,593
     Gains on sales of interests in real estate                   1,191                  -                 1,191
                                                             ----------        -----------           -----------
     Income before minority interest and discontinued
         operations                                               3,015                  -                 3,015
     Minority interest in operating partnership                    (287)                 -                  (287)
                                                             ----------        -----------           -----------
     Income from continuing operations                       $    2,728        $         -           $     2,728
                                                             ==========        ===========           ===========
     Basic income from continuing operations per share       $     0.16                              $      0.16
                                                             ==========                              ===========
     Diluted income from continuing operations per share     $     0.16                              $      0.16
                                                             ==========                              ===========
     Weighted average number of shares outstanding:

       Basic                                                     16,545                                   16,545
                                                             ==========                              ===========
       Diluted                                                   16,818                                   16,818
                                                             ==========                              ===========

           The accompanying notes are an integral part of the pro forma financial statements.

                    Pennsylvania Real Estate Investment Trust
                      Notes to Management's Assumptions to
                    Unaudited Pro Forma Financial Information

1.  Basis of Presentation

         Pennsylvania Real Estate Investment Trust, (collectively with its subsidiaries, the "Company") is a fully integrated, self-administered and self-managed real estate investment trust that acquires, develops, redevelops and operates retail properties. The Company's interest in its properties is held through PREIT Associates, L.P.

2.  Adjustments to Pro Forma Balance Sheet

         (A) To record the disposition of certain multifamily properties. The wholly-owned multifamily properties were classified as held for sale in the historical March 31, 2003 balance sheet. The two multifamily joint ventures that have been sold were reflected in the investment in joint ventures balance in the historical March 31, 2003 balance sheet. The combined investment in those joint ventures was a deficit of ($2.7 million).

         The Company has entered into definitive agreements to sell its interests in the two remaining multifamily joint venture properties, Fox Run Apartments in Warminister, Pennsylvania and Willow-O-Hill Apartments in Reading, Pennsylvania. The combined investment in those joint ventures was a deficit of ($1.2 million) and is reflected in the investment in joint ventures balance and accordingly no pro forma balance sheet adjustment has been presented.

3. Adjustments to Pro Forma Statements of Income

         (A) To remove the income statement impact of all of the multifamily properties from the historical income statement for the year ended December 31, 2002. There is no pro forma impact to the historical income statement for the three months ended March 31, 2003 because the multifamily portfolio was classified as assets held for sale at March 31, 2003 and all operations were included in discontinued operations in that income statement.